Exhibit 99.1

Alere Reports Third Quarter 2015 Financial Results

WALTHAM, Mass., November 4, 2015 – Alere Inc. (NYSE: ALR), a global leader in rapid diagnostic tests, today announced its financial results for the quarter ended September 30, 2015. Net revenue for the third quarter of 2015 was $602.0 million, a 7.3 percent decrease compared to $649.2 million in the third quarter of 2014, or a 1.7 percent decrease in organic growth, which is on a constant currency basis, excluding impacts of acquisitions and divestitures. Net income from continuing operations available to common stockholders was $0.2 million, or $0.00 per diluted share, in the third quarter of 2015. On a non-GAAP basis, the Company reported non-GAAP adjusted net income from continuing operations available to common stockholders of $48.3 million, or $0.54 per diluted share, in the third quarter of 2015.

Net Revenue (in millions)	Third Quarter 2015	Third Quarter 2014 (1)	% Change
Cardiometabolic Disease	$208	$208	—
Infectious Disease	$164	$184	(11)
Toxicology	$163	$167	(2)
Other	$45	$65	(30)
Consumer Diagnostics	$19	$21	(12)
License and Royalty	$3	$4	(21)

Total	$602	$649	(7)

(1)	Revenues, other than License and Royalty, have been reclassified due to a change in segment reporting as a result of the divestiture of our health management business in 2015 and the results of our patient self-testing business are primarily included within Cardiometabolic Disease.

“Third quarter revenue was impacted by currency and lower international sales. Europe organic growth declined by 4 percent and tender awards in Africa and Asia have taken longer to ramp than anticipated; however, we expect both Africa and Asia to contribute to near-term growth,” said Namal Nawana, CEO of Alere. “Pain management and INRatio revenue declined year-over-year and negatively impacted our profitability in the third quarter; however, excluding pain management, our core Toxicology revenue grew by 6% during the third quarter, which represents 10 consecutive quarters of organic growth. Despite these short-term challenges, our core businesses and platforms had solid growth and we gained significant traction with the launch of Alere i, with revenue of $5 million in the third quarter and total worldwide placements of more than 2,800 instruments to date.

From an operational perspective, we exercised strong operating expense discipline and delivered third quarter non-GAAP EPS growth of 54 percent year-over-year. Looking ahead, we expect fourth quarter 2015 revenue to rebound and we are re-doubling our efforts to establish solid and sustainable organic growth for Alere. We are confident that the strength of our core platforms will eclipse near-term challenges and accelerate our overall growth. The Alere team is fully focused on continuing to execute against our strategic growth initiatives to deliver enhanced value for our shareholders.”

Third Quarter Highlights

•	Alere receives FDA CLIA Waiver for Alere™ i Strep A Rapid Molecular Test

•	Alere Agrees to Sell BBI Group and Acquires US Diagnostics

•	Dr. Geoffrey S. Ginsburg Joins Alere Board

Third Quarter 2015 Results

Third quarter 2015 net revenue of $602.0 million declined by $47.2 million from $649.2 million, or 7.3 percent, compared to the prior year period, primarily due to a $33.0 million negative impact from foreign currency exchange; a $12.6 million decrease in pain management; and a $7.7 million decrease in global sales of INRatio. In addition, BBI revenue and contract manufacturing revenue associated with our consumer joint venture declined by $8.7 million and CD4 and malaria sales in Africa decreased by $8.0 million during the third quarter. Growth areas included: patient self-testing, Afinion and epoc in Cardiometabolic Disease; dengue in Infectious Disease; and employer services and reagents in Toxicology. Global influenza sales were $19.6 million in the third quarter of 2015, a 15.9 percent increase over the prior year period, including approximately $4.9 million in Alere i sales.

Gross profit in the third quarter of 2015 was $275.0 million, with 45.7 percent gross margin, compared to $301.6 million in the third quarter of 2014, with 46.5 percent gross margin. Non-GAAP adjusted gross profit in the third quarter of 2015 was $292.5 million, with 48.5 percent non-GAAP adjusted gross margin, compared to $323.6 million in the third quarter of 2014, with 49.8 percent non-GAAP adjusted gross margin. Non-GAAP adjusted gross profit excludes amortization of acquisition-related intangibles, restructuring charges, and stock-based compensation.

Operating expenses were $245.9 million, or 40.8 percent of net revenue, in the third quarter of 2015, compared to operating expenses of $266.3 million, or 41.0 percent of net revenue, in the third quarter of 2014. Included in the third quarter 2015 operating expenses was R&D expense of $36.0 million, or 6.0 percent of net revenue, and SG&A expense of $207.8 million, or 34.5 percent of net revenue. Also included in the third quarter 2015 operating expenses were $2.1 million in net charges related to impairment and loss on dispositions. Non-GAAP adjusted operating expenses during the third quarter of 2015 were $187.0 million, or 31.0 percent of net revenue, and were comprised of $27.4 million of non-GAAP adjusted R&D expense, or 4.5 percent of net revenue, and non-GAAP adjusted SG&A expense of $159.6 million, or 26.5 percent of net revenue. Non-GAAP adjusted operating expenses, non-GAAP adjusted R&D expenses and non-GAAP adjusted SG&A expense exclude, as applicable, amortization of acquisition-related intangibles, restructuring charges, stock-based compensation, fair value adjustments to contingent consideration, compensation costs associated with contingent consideration, costs associated with business dispositions, and impairment and loss on dispositions, net.

Operating income was $29.2 million in the third quarter of 2015, compared to operating income of $35.3 million in the third quarter of 2014. Non-GAAP adjusted operating income was $105.4 million in the third quarter of 2015, compared to non-GAAP adjusted operating income of $116.6 million in the third quarter of 2014.

Net income from continuing operations available to common stockholders was $0.2 million, or $0.00 per diluted share, in the third quarter of 2015, compared to a net loss from continuing operations available to common stockholders of $89.4 million, or $1.08 per diluted share, in the third quarter of 2014. On a non-GAAP basis, the Company reported non-GAAP adjusted net income from continuing operations available to common stockholders of $48.3 million, or $0.54 per diluted share, in the third quarter of 2015, compared to non-GAAP adjusted net income from continuing operations available to common stockholders of $30.0 million, or $0.35 per diluted share, in the third quarter of 2014.

Financial results for the three- and nine-month periods of 2015 and the comparable three- and nine-month periods of 2014 are included in the schedules to this press release.

Detailed reconciliations of the non-GAAP financial measures presented in this release to the most directly comparable financial measures under GAAP, as well as a discussion regarding these non-GAAP financial measures, are included in the schedules to this press release.

2015 Business Outlook

For the year ending December 31, 2015, the Company expects:

•	Net revenue to be in the range of $2.48 billion to $2.50 billion

•	Non-GAAP adjusted net income from continuing operations available to common stockholders in the range of $2.20 to $2.25 per diluted common share

Conference Call

We will host a conference call beginning at 5:00 p.m. (Eastern Time) today, November 4, 2015, to discuss these results, as well as other company matters. During the conference call, we may answer questions concerning business and financial developments and trends and other business and financial matters. Our responses to these questions, as well as other matters discussed during the conference call, may contain or constitute material information that has not been previously disclosed.

A live webcast will be available on the Investor Relations section of Alere’s website, or accessed directly through the following link: https://www.webcaster4.com/Webcast/Page/411/11453

To access the audio conference call, please use the following dial-in numbers and access code 5625983:

•	US (toll-free): 1-888-317-6003

•	International: 1-412-317-6061

•	Canada (toll-free): 1-866-284-3684

A replay will be available approximately one hour after the conclusion of the call and will remain available for a period of seven days following the call. To hear a replay of the conference call, please use the following dial-in numbers and replay code 10075496 (available for seven days):

•	US (toll-free): 1-877-344-7529

•	International: 1-412-317-0088

•	Canada (toll-free): 1-855-669-9658

The replay will also be available via online webcast on the Investor Relations section of the Alere website.

Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available on the Investor Relations section of the Alere website.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For example, forward-looking statements include statements regarding: the Company expects both Africa and Asia to contribute to near-term growth, tender awards in Africa and Asia will ramp, revenue will rebound in the fourth quarter of 2015, the Company is re-doubling efforts to establish solid and sustainable organic growth, the strength of the Company’s core platforms will eclipse near-term challenges and accelerate overall growth which will enable the Company to deliver enhanced value for our stockholders, expected net revenues for the year ending December 31, 2015, expected non-GAAP adjusted net income from continuing operations available to common stockholders per diluted share for the year ending December 31, 2015, future operating results, and future financial and operational goals. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “intend,” “expect,” “plan,” “believe,” “estimate,” “outlook,” “predict” or the like. These statements involve risks and uncertainties, and actual results could differ materially from the statements made in this press release. Factors that might cause these differences include, but are not limited to: limited demand for certain of our products in the markets we serve; limited market acceptance for new products brought to market (and inability to recover investments made in such products); the effect of intense competition in the markets we serve; ability to execute on business plans; risks and expenses arising from FDA inspections and government subpoenas; delays in product development; international business risks; fluctuations in currency exchange rates; the effects of healthcare reform; risks of clinical trials; potential regulatory burdens and obstacles; litigation and legal compliance risks; government investigations; cybersecurity risks; changes in global economic and political conditions; potential product defects; manufacturing or supply issues; potential intellectual property infringement and risks (and expense) related to the ability to enforce intellectual property rights held by the Company; risks of acquisitions and divestitures; substantial indebtedness and risks related to the inability to refinance outstanding indebtedness;

contractual debt restrictions and requirements; fluctuations in quarterly results; potential future financial restatements; potential reviews, investigations or other proceedings by government authorities, stockholders or other parties; the risk that the Company’s remediation plan related to its material weakness will be unsuccessful to prevent or detect additional misstatements, including a potential inability to prepare financial statements or file periodic reports on a timely basis, which would be a default under the Company’s senior secured credit facility and note indentures as well as a violation of the Securities Exchange Act and the listing rules of the NYSE; and any additional material weaknesses in internal controls. These and other risk factors are discussed in more detail under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K, as amended, filed with the Securities and Exchange Commission on May 28, 2015. Copies are available through the Company’s Investor Relations department and at www.alere.com. The Company does not assume any obligation to update its forward-looking statements to reflect new information and developments.

About Alere

Alere believes that when diagnosing and monitoring health conditions, Knowing now matters.™ Alere delivers reliable and actionable information by providing rapid diagnostic tests, enhancing clinical and economic healthcare outcomes globally. Headquartered in Waltham, Mass., Alere focuses on rapid diagnostics for cardiometabolic disease, infectious disease and toxicology. For more information on Alere, please visit www.alere.com.

# # #

Investor Relations

Juliet Cunningham

Vice President, Investor Relations

ir@alere.com

858.805.2232

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended September 30,
	2015	2014

Net product sales and services revenue	$598,745	$645,028
License and royalty revenue	3,299	4,182

Net revenue	602,044	649,210
Cost of net revenue	326,995	347,588

Gross profit	275,049	301,622
Gross margin	46%	46%

Operating expenses:
Research and development	36,011	38,726
Selling, general and administrative	207,799	227,554
Impairment and loss on disposition, net	2,074	—

Operating income	29,165	35,342
Interest and other income (expense), net	(47,588)	(60,419)

Loss from continuing operations before provision (benefit) for income taxes	(18,423)	(25,077)
Provision (Benefit) for income taxes	(18,924)	65,489

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	501	(90,566)
Equity earnings of unconsolidated entities, net of tax	5,000	6,277

Income (loss) from continuing operations	5,501	(84,289)
Loss from discontinued operations, net of tax	—	(14,401)

Net income (loss)	5,501	(98,690)
Less: Net loss attributable to non-controlling interests	(61)	(306)

Net income (loss) attributable to Alere Inc. and Subsidiaries	5,562	(98,384)

Preferred stock dividends	(5,367)	(5,367)

Net income (loss) available to common stockholders	$195	$(103,751)

Basic net loss per common share:
Loss from continuing operations	$—	$(1.08)
Loss from discontinued operations	—	(0.17)

Basic net loss per common share	$—	$(1.25)

Diluted net loss per common share:
Loss from continuing operations	$—	$(1.08)
Loss from discontinued operations	—	(0.17)

Diluted net loss per common share	$—	$(1.25)

Weighted average shares - basic	85,895	83,115

Weighted average shares - diluted	87,169	83,115

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Nine Months Ended September 30,
	2015	2014

Net product sales and services revenue	$1,825,662	$1,905,849
License and royalty revenue	13,691	15,998

Net revenue	1,839,353	1,921,847
Cost of net revenue	979,745	1,011,174

Gross profit	859,608	910,673
Gross margin	47%	47%

Operating expenses:
Research and development	91,225	114,855
Selling, general and administrative	577,566	730,591
Impairment and loss on disposition, net	42,408	638

Operating income	148,409	64,589
Interest and other income (expense), net	(150,523)	(154,112)

Loss from continuing operations before provision (benefit) for income taxes	(2,114)	(89,523)
Provision (benefit) for income taxes	(10,009)	69,273

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	7,895	(158,796)
Equity earnings of unconsolidated entities, net of tax	10,320	13,716

Income (loss) from continuing operations	18,215	(145,080)
Income (loss) from discontinued operations, net of taxes	216,777	(4,082)

Net income (loss)	234,992	(149,162)
Less: Net income (loss) attributable to non-controlling interests	386	(136)

Net income (loss) attributable to Alere Inc. and Subsidiaries	234,606	(149,026)

Preferred stock dividends	(15,926)	(15,926)

Net Income (loss) available to common stockholders	$218,680	$(164,952)

Basic net income (loss) per common share:
(Income) loss from continuing operations	$0.02	$(1.94)
Income (loss) from discontinued operations	2.55	(0.05)

Net Income (loss) per common share	$2.57	$(1.99)

Diluted net income (loss) per common share:
Income (loss) from continuing operations	$0.02	$(1.94)
Income (loss) from discontinued operations	2.51	(0.05)

Diluted net income (loss) per common share	$2.53	$(1.99)

Weighted average shares - basic	85,141	82,719

Weighted average shares - diluted	86,279	82,719

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2015	2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$479,381	$378,461
Restricted cash	430,821	37,571
Marketable securities	157	259
Accounts receivable, net	452,366	466,106
Inventories, net	362,226	365,165
Prepaid expenses and other current assets	136,447	244,986
Assets held for sale	25,312	315,515

Total current assets	1,886,710	1,808,063

PROPERTY, PLANT AND EQUIPMENT, NET	445,315	453,570
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	3,924,614	4,246,761
RESTRICTED CASH - NON-CURRENT	44,148	—
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	147,330	170,562
Assets held for sale - non-current	126,048	—

Total assets	$6,574,165	$6,678,956

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$607,597	$93,116
Liabilities related to assets held for sale	8,836	78,843
Other current liabilities	509,582	589,086

Total current liabilities	1,126,015	761,045

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	2,993,928	3,631,945
Deferred tax liabilities	207,451	214,639
Other long-term liabilities	135,200	161,582
Liabilities related to assets held for sale - non-current	9,603	—

Total long-term liabilities	3,346,182	4,008,166

TOTAL EQUITY	2,101,968	1,909,745

Total liabilities and equity	$6,574,165	$6,678,956

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended September 30,
	2015	2014
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$29,165	$35,342

Adjustment related to acquired software license contracts	430	324
Amortization of acquisition-related intangible assets	60,928	58,813
Restructuring charges	2,264	17,296
Stock-based compensation expense	7,317	3,168
Compensation charges associated with acquisition-related contingent consideration obligations	191	670
Acquisition-related costs	241	325
Fair value adjustments to acquisition-related contingent consideration	957	(5,537)
Costs associated with potential business dispositions	1,878	6,203
Impairment and loss on disposition, net	2,074	—

Non-GAAP adjusted operating income	$105,445	$116,604

	Three Months Ended September 30,
	2015	2014
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net income (loss) available to common stockholders	$195	$(103,751)

Adjustment related to acquired software license contracts	430	324
Amortization of acquisition-related intangible assets	60,954	58,818
Restructuring charges	2,270	17,307
Stock-based compensation expense	7,317	3,168
Compensation charges associated with acquisition-related contingent consideration obligations	191	670
Acquisition-related costs	241	325
Fair value adjustments to acquisition-related contingent consideration	957	(5,537)
Costs associated with potential business dispositions	1,878	6,203
Impairment and loss on disposition, net	2,074	—
Loss on sale of equity investment	—	457
Write off of equity investment in BBI	662	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	9,273	363
Interest accretion associated with acquisition-related compensation charges	35	102
Amortization of acquisition-related intangible assets, restructuring, fair value adjustments to acquisition-related contingent consideration, and impairment, net of gain on divestiture - Discontinued operations, net of tax	—	17,223
Income tax effects on items above	(38,179)	37,139

Non-GAAP adjusted net income available to common stockholders	$48,298	$32,811

Loss per diluted common share from continuing operations	$—	$(1.08)
Loss per diluted common share from discontinued operations	—	(0.17)

Net loss per diluted common share	$—	$(1.25)

Weighted average shares - diluted	87,169	83,115

Non-GAAP adjusted income per diluted common share from continuing operations (2)	$0.54	$0.35
Non-GAAP adjusted income per diluted common share from discontinued operations (2)	—	0.03

Non-GAAP adjusted net income per diluted common share (2)	$0.54	$0.38

Non-GAAP adjusted weighted average shares - diluted (2)	100,846	87,929

(1)	In calculating “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” presented in this press release may not be comparable to similar measures used by other companies.
(2)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended September 30, 2015, on a non-GAAP adjusted basis, are dilutive shares consisting of 1,244,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 30,000 potentially issuable shares of common stock associated with a contingent consideration arrangement, and 10,239,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock. The diluted net income per common share calculation for the three months ended September 30, 2015, on a non-GAAP adjusted basis, included the add back of interest expense related to the convertible debt of $0.7 million and the add back of $5.4 million of preferred stock dividends related to the Series B convertible preferred stock, resulting in net income available to common stockholders of $54.4 million for the three months ended September 30, 2015.

Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended September 30, 2014, on a non-GAAP adjusted basis, were dilutive shares consisting of 1,376,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities. The diluted net income per common share calculation for the three months ended September 30, 2014, on a non-GAAP adjusted basis, included the add back of interest expense related to the convertible debt of $0.7 million, resulting in net income available to common stockholders of $33.5 million for the three months ended September 30, 2014.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Nine Months Ended September 30,
	2015	2014
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$148,409	$64,589

Adjustment related to acquired software license contracts	877	1,116
Amortization of acquisition-related intangible assets	160,867	176,608
Restructuring charges	11,387	37,074
Stock-based compensation expense	19,596	7,750

Compensation charges associated with acquisition-related contingent consideration obligations	(2,615)	1,673
Acquisition-related costs	332	695
Fair value adjustments to acquisition-related contingent consideration	(51,910)	12,442
Non-cash charge associated with acquired inventory	—	—
Costs associated with potential business dispositions	6,097	20,763
Impairment and loss on disposition, net	42,408	638

Non-GAAP adjusted operating income	$335,448	$323,348

	Nine Months Ended September 30,
	2015	2014
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net income (loss) available to common stockholders	$218,680	$(164,952)

Adjustment related to acquired software license contracts	877	1,116
Amortization of acquisition-related intangible assets	160,941	176,651
Restructuring charges	11,406	37,108
Stock-based compensation expense	19,596	7,750

Compensation charges associated with acquisition-related contingent consideration obligations	(2,615)	1,673
Acquisition-related costs	332	695
Fair value adjustments to acquisition-related contingent consideration	(51,910)	12,442
Costs associated with potential business dispositions	6,488	20,763
Impairment and loss on disposition, net	42,408	638
Loss on sale of equity investment	—	457
Write off of equity investment in BBI	662	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	20,940	1,091
Interest accretion associated with acquisition-related compensation charges	(406)	295
Expense associated with extinguishment of debt	3,480	—
Amortization of acquisition-related intangible assets, restructuring, fair value adjustments to acquisition-related contingent consideration, and impairment, net of gain on divestiture - Discontinued operations, net of tax	(217,589)	12,386
Income tax effects on items above	(70,821)	6,766

Non-GAAP adjusted net income available to common stockholders	$142,469	$114,879

Income (loss) per diluted common share from continuing operations	$0.02	$(1.94)
Income (loss) per diluted common share from discontinued operations	2.51	(0.05)

Net income (loss) per diluted common share	$2.53	$(1.99)

Weighted average shares - diluted	86,279	82,719

Non-GAAP adjusted income per diluted common share from continuing operations (2)	$1.62	$1.25

Non-GAAP adjusted income (loss) per diluted common share from discontinued operations (2)	(0.01)	0.09

Non-GAAP adjusted net income per diluted common share (2)	$1.61	$1.34

Non-GAAP adjusted weighted average shares - diluted (2)	99,956	87,311

(1)	In calculating “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” presented in this press release may not be comparable to similar measures used by other companies.
(2)	Included in the weighted average diluted common shares for the calculation of net income per common share for the nine months ended September 30, 2015, on a non-GAAP adjusted basis, are dilutive shares consisting of 1,120,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 18,000 potentially issuable shares of common stock associated with a contingent consideration arrangement, and 10,239,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock. The diluted net income per common share calculation for the nine months ended September 30, 2015, on a non-GAAP adjusted basis, included the add back of interest expense related to the convertible debt of $2.1 million and the add back of $15.9 million of preferred stock dividends related to the Series B convertible preferred stock, resulting in net income available to common stockholders of $160.5 million for the nine months ended September 30, 2015.

Included in the weighted average diluted common shares for the calculation of net income per common share for the nine months ended September 30, 2014, on a non-GAAP adjusted basis, were dilutive shares consisting of 1,154,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities. The diluted net income per common share calculation for the nine months ended September 30, 2014, on a non-GAAP adjusted basis, included the add back of interest expense related to the convertible debt of $2.2 million, resulting in net income available to common stockholders of $117.1 million for the nine months ended September 30, 2014.

Alere Inc. and Subsidiaries

Selected Consolidated Revenues

(in thousands)

	Q3 2015	YTD 2015	Q3 2014	YTD 2014	% Change Q3 15 v. Q3 14	% Change YTD 15 v. YTD 14
Professional diagnostics segment (1)
Cardiometabolic	$208,319	$624,823	$208,248	$631,452	0%	-1%
Infectious disease	163,759	519,145	184,018	526,632	-11%	-1%
Toxicology	162,571	468,822	166,381	491,561	-2%	-5%
Other (2)	45,349	147,512	65,183	190,986	-30%	-23%

Total professional diagnostics segment(1) (2)	579,998	1,760,302	623,830	1,840,631	-7%	-4%
Consumer diagnostics segment (1)	18,747	65,360	21,198	65,218	-12%	0%
License and royalty revenue	3,299	13,691	4,182	15,998	-21%	-14%

Net revenue	$602,044	$1,839,353	$649,210	$1,921,847	-7%	-4%

(1)	Revenues have been restated for the impact of a change in segment reporting due to the divestiture of our health management business.
(2)	Revenues are presented in accordance with generally accepted accounting principles and exclude an adjustment of $0.5 million and $0.9 million, and $0.3 million and $1.1 million related to acquired software license contracts which were not recognized during the three and nine months ended September 30, 2015 and 2014, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Three Months Ended September 30, 2015
	Professional Diagnostics	Consumer Diagnostics	Corporate	Total
Operating Segment

Net revenue	$583,297	$18,747	$—	$602,044
Adjustment related to acquired software license contracts (1)	430	—	—	430

Non-GAAP adjusted net revenue	$583,727	$18,747	$—	$602,474

Operating income (loss)	$54,450	$1,039	$(26,324)	$29,165
Adjustment related to acquired software license contracts (1)	430	—	—	430
Amortization of acquisition-related intangible assets	60,880	9	39	60,928
Restructuring charges	1,578	—	686	2,264
Stock-based compensation expense	—	—	7,317	7,317
Compensation charges associated with acquisition-related contingent consideration obligations	191	—	—	191
Acquisition-related costs	—	—	241	241
Fair value adjustments to acquisition-related contingent consideration	957	—	—	957
Costs associated with potential business dispositions	1,878	—	—	1,878
Impairment and loss on disposition, net	2,074	—	—	2,074

Non-GAAP adjusted operating income (loss)	$122,438	$1,048	$(18,041)	$105,445

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	21.0%	5.6%		17.5%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the three months ended September 30, 2015 due to business combination accounting rules.

	For the Three Months Ended September 30, 2014
	Professional Diagnostics	Consumer Diagnostics	Corporate	Total
Operating Segment

Net revenue (1)	$628,012	$21,198	$—	$649,210
Adjustment related to acquired software license contracts (2)	324	—	—	324

Non-GAAP adjusted net revenue	$628,336	$21,198	$—	$649,534

Operating income (loss)	$67,232	$1,499	$(33,389)	$35,342
Adjustment related to acquired software license contracts (2)	324	—	—	324
Amortization of acquisition-related intangible assets	57,306	175	1,332	58,813
Restructuring charges	14,118	—	3,178	17,296
Stock-based compensation expense	—	—	3,168	3,168
Compensation charges associated with acquisition-related contingent consideration obligations	670	—	—	670
Acquisition-related costs	—	—	325	325
Fair value adjustments to acquisition-related contingent consideration	(8,637)	—	3,100	(5,537)
Costs associated with potential business dispositions	6,203	—	—	6,203

Non-GAAP adjusted operating income (loss)	$137,216	$1,674	$(22,286)	$116,604

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	21.8%	7.9%		18.0%

(1)	Net revenue has been restated for the impact of a change in segment reporting due to the divestiture of our health management business.
(2)	Estimated revenue related to acquired software license contracts that was not recognized during the three months ended September 30, 2014 due to business combination accounting rules.

Comments:

In calculating “Non-GAAP adjusted operating income (loss)” in the schedule presented above, the Company excludes from “Operating income (loss)” (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from “Operating income (loss)” allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust “Operating income (loss)” for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to “Operating income (loss)” as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Nine Months Ended September 30, 2015
	Professional Diagnostics	Consumer Diagnostics	Corporate	Total
Operating Segment

Net revenue	$1,773,993	$65,360	$—	$1,839,353
Adjustment related to acquired software license contracts (1)	877	—	—	877

Non-GAAP adjusted net revenue	$1,774,870	$65,360	$—	$1,840,230

Operating income (loss)	$219,543	$4,322	$(75,456)	$148,409
Adjustment related to acquired software license contracts (1)	877	—	—	877
Amortization of acquisition-related intangible assets	160,723	28	116	160,867
Restructuring charges	10,103	—	1,284	11,387
Stock-based compensation expense	—	—	19,596	19,596
Compensation charges associated with acquisition-related contingent consideration obligations	(2,615)	—	—	(2,615)
Acquisition-related costs	—	—	332	332
Fair value adjustments to acquisition-related contingent consideration	—	—	(51,910)	(51,910)
Costs associated with potential business dispositions	6,488	—	—	6,488
Impairment and gain (loss) on dispositions, net	42,408	—	—	42,408

Non-GAAP adjusted operating income (loss)	$437,527	$4,350	$(106,038)	$335,839

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	24.7%	6.7%		18.2%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the nine months ended September 30, 2015 due to business combination accounting rules.

	For the Nine Months Ended September 30, 2014
	Professional Diagnostics	Consumer Diagnostics	Corporate	Total
Operating Segment

Net revenue (1)	$1,855,318	$66,529	$—	$1,921,847
Adjustment related to acquired software license contracts (2)	1,116	—	—	1,116

Non-GAAP adjusted net revenue	$1,856,434	$66,529	$—	$1,922,963

Operating income (loss)	$135,856	$4,210	$(75,477)	$64,589
Adjustment related to acquired software license contracts (2)	1,116	—	—	1,116
Amortization of acquisition-related intangible assets	174,638	638	1,332	176,608
Restructuring charges	29,746	—	7,328	37,074
Stock-based compensation expense	—	—	7,750	7,750
Compensation charges associated with acquisition-related contingent consideration obligations	1,673	—	—	1,673
Acquisition-related costs	—	—	695	695
Fair value adjustments to acquisition-related contingent consideration	9,042	—	3,400	12,442
Costs associated with potential business dispositions	20,763	—	—	20,763
Loss on disposition	638	—	—	638

Non-GAAP adjusted operating income (loss)	$373,472	$4,848	$(54,972)	$323,348

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	20.1%	7.3%		16.8%

(1)	Net revenue has been restated for the impact of a change in segment reporting due to the divestiture of our health management business.
(2)	Estimated revenue related to acquired software license contracts that was not recognized during the nine months ended September 30, 2014 due to business combination accounting rules.

Comments:

In calculating “Non-GAAP adjusted operating income (loss)” in the schedule presented above, the Company excludes from “Operating income (loss)” (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from “Operating income (loss)” allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust “Operating income (loss)” for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to “Operating income (loss)” as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Net revenue	$602,044	$649,210
Adjustment related to acquired software license contracts	430	324

Non-GAAP adjusted net revenue (1)	$602,474	$649,534

Cost of net revenue	$326,995	$347,588
Less adjustments:
Amortization of acquisition-related intangible assets	(16,132)	(15,684)
Restructuring charges	(523)	(5,654)
Stock-based compensation expense	(326)	(291)

Non-GAAP adjusted cost of net revenue (1)	$310,014	$325,959

Non-GAAP adjusted gross profit (1)	$292,460	$323,575

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Research and development	$36,011	$38,726
Less adjustments:
Amortization of acquisition-related intangible assets	(8,304)	(1,372)
Restructuring charges	(18)	(5,457)
Stock-based compensation expense	(287)	(279)

Non-GAAP adjusted research and development (1)	$27,402	$31,618

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Selling, general and administrative	$207,799	$227,554
Less adjustments:
Amortization of acquisition-related intangible assets	(36,492)	(41,757)
Restructuring charges	(1,723)	(6,185)
Stock-based compensation expense	(6,704)	(2,598)
Compensation charges associated with acquisition-related contingent consideration obligations	(191)	(670)
Acquisition-related costs	(241)	(325)
Fair value adjustments to acquisition-related contingent consideration	(957)	5,537
Costs associated with potential business dispositions	(1,878)	(6,203)

Non-GAAP adjusted selling, general and administrative(1)	$159,613	$175,353

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Impairment and loss on disposition, net	$2,074	$—
Impairment and loss on disposition, net	(2,074)	—

Non-GAAP adjusted impairment and loss on disposition, net(1)	$—	$—

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Interest and other income (expense), net	$(47,588)	$(60,419)
Less adjustments:
Restructuring charges	6	11
Write off of equity investment in BBI	662	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	9,273	363
Interest accretion associated with acquisition-related compensation charges	35	102

Non-GAAP adjusted interest and other income (expense), net(1)	$(37,612)	$(59,943)

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Provision (benefit) for income taxes	$(18,924)	$65,489
Add: Income tax effects on Non-GAAP adjustments	38,200	(37,109)

Non-GAAP adjusted provision for income taxes, net(1)	$19,276	$28,380

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Equity earnings of unconsolidated entities, net of tax	$5,000	$6,277
Less adjustments:
Amortization of acquisition-related intangible assets	104	132
Loss on sale of equity investment	—	457
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax(1)	$5,104	$6,866

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Loss from discontinued operations, net of taxes	$—	$(14,401)
Less adjustments:
Amortization of acquisition-related intangible assets	—	7,514
Restructuring charges	—	562
Goodwill impairment charge	—	17,984
Fair value adjustments to acquisition-related contingent consideration	—	(25,071)
Income tax effects on items above	—	16,234

Non-GAAP adjusted income from discontinued operations, net of taxes(1)	$—	$2,822

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014

Net loss attributable to non-controlling interests, net of tax	$(61)	$(306)
Less: Amortization of acquisition-related intangible assets, net of tax	78	127
Income tax effects on items above	21	30

Non-GAAP adjusted net loss attributable to non-controlling interests, net of tax(1)	$(4)	$(209)

(1) The following is a summary of our non-GAAP adjusted measures included above:
Non-GAAP adjusted net revenue	$602,474	$649,534
Non-GAAP adjusted cost of net revenue	$310,014	$325,959
Non-GAAP adjusted research and development	$27,402	$31,618
Non-GAAP adjusted selling, general and administrative	$159,613	$175,353
Non-GAAP adjusted impairment and loss on dispositions, net	$—	$—
Non-GAAP adjusted interest and other income (expense), net	$(37,612)	$(59,943)
Non-GAAP adjusted provision for income taxes	$19,276	$28,380
Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$5,104	$6,866
Non-GAAP adjusted income from discontinued operations, net of tax	$—	$2,822
Non-GAAP adjusted net loss attributable to non-controlling interests, net of tax	$(4)	$(209)

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014

Net revenue	$1,839,353	$1,921,847
Adjustment related to acquired software license contracts	877	1,116

Non-GAAP adjusted net revenue (1)	$1,840,230	$1,922,963

Cost of net revenue	$979,745	$1,011,174
Less adjustments:
Amortization of acquisition-related intangible assets	(43,440)	(47,242)
Restructuring charges	(2,921)	(6,707)
Stock-based compensation expense	(866)	(863)
Costs associated with potential business dispositions	(391)	—

Non-GAAP adjusted cost of net revenue (1)	$932,127	$956,362

Non-GAAP adjusted gross profit (1)	$908,103	$966,601

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014

Research and development	$91,225	$114,855
Less adjustments:
Amortization of acquisition-related intangible assets	(10,088)	(3,721)
Restructuring charges	(666)	(8,488)
Stock-based compensation expense	(893)	341

Non-GAAP adjusted research and development (1)	$79,578	$102,987

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014

Selling, general and administrative	$577,566	$730,591
Less adjustments:
Amortization of acquisition-related intangible assets	(107,339)	(125,645)
Restructuring charges	(7,800)	(21,879)
Stock-based compensation expense	(17,837)	(7,228)
Compensation charges associated with acquisition-related contingent consideration obligations	2,615	(1,673)
Acquisition-related costs	(332)	(695)
Fair value adjustments to acquisition-related contingent consideration	51,910	(12,442)
Costs associated with potential business dispositions	(6,097)	(20,763)

Non-GAAP adjusted selling, general and administrative(1)	$492,686	$540,266

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014

Impairment and loss on disposition, net	$42,408	$638
Impairment and loss on disposition, net	(42,408)	(638)

Non-GAAP adjusted impairment and loss on disposition, net(1)	$—	$—

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014

Interest and other income (expense), net	$(150,523)	$(154,112)
Less adjustments:
Restructuring charges	19	34
Write off of equity investment in BBI	662	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	20,940	1,091
Interest accretion associated with acquisition-related compensation charges	(406)	295
Expense associated with extinguishment of debt	3,480	—

Non-GAAP adjusted interest and other income (expense), net(1)	$(125,828)	$(152,692)

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Provision (benefit) for income taxes	$(10,009)	$69,273
Add: Income tax effects on Non-GAAP adjustments	70,884	(6,678)

Non-GAAP adjusted provision for income taxes, net(1)	$60,875	$62,595

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014

Equity earnings of unconsolidated entities, net of tax	$10,320	$13,716
Less adjustments:
Amortization of acquisition-related intangible assets	314	430
Loss on sale of equity investment	—	457
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax(1)	$10,634	$14,603

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014

Income (loss) from discontinued operations, net of taxes	$216,777	$(4,082)
Less adjustments:
Amortization of acquisition-related intangible assets	559	22,541
Restructuring charges	(13)	4,039
Goodwill impairment charge	—	17,984
Fair value adjustments to acquisition-related contingent consideration	—	(26,321)
Gain on Divestiture	(366,191)	—
Income tax effects on items above	148,056	(5,857)

Non-GAAP adjusted income (loss) from discontinued operations, net of taxes(1)	$(812)	$8,304

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014

Net income (loss) attributable to non-controlling interests, net of tax	$386	$(136)
Less: Amortization of acquisition-related intangible assets, net of tax	240	387
Income tax effects on items above	63	88

Non-GAAP adjusted net income attributable to non-controlling interests, net of tax(1)	$563	$163

(1) The following is a summary of our non-GAAP adjusted measures included above:
Non-GAAP adjusted net revenue	$1,840,230	$1,922,963
Non-GAAP adjusted cost of net revenue	$932,127	$956,362
Non-GAAP adjusted research and development	$79,578	$102,987
Non-GAAP adjusted selling, general and administrative	$492,686	$540,266
Non-GAAP adjusted impairment and loss on dispositions, net	$—	$—
Non-GAAP adjusted interest and other income (expense), net	$(125,828)	$(152,692)
Non-GAAP adjusted provision for income taxes	$60,875	$62,595
Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$10,634	$14,603
Non-GAAP adjusted income (loss) from discontinued operations, net of tax	$(812)	$8,304
Non-GAAP adjusted net income attributable to non-controlling interests, net of tax	$563	$163

Alere Inc. and Subsidiaries

Reconciliations of Gross Profit/Margin to Non-GAAP Adjusted Gross Profit/Margin

(in thousands)

	Three Months Ended September 30, 2014 (1)		Three Months Ended June 30, 2015		Three Months Ended September 30, 2015
Alere Consolidated

Net revenue	$649,210		$629,156		$602,044
Adjustment related to acquired software license contracts	324		200		430

Non-GAAP adjusted net revenue	649,534		629,356		602,474

Cost of net revenue	347,588		336,582		326,995
Less adjustments:
Amortization of acquisition-related intangible assets	15,684		13,112		16,132
Stock-based compensation expense	291		287		326
Restructuring charges	5,654		897		523

Non-GAAP adjusted cost of net revenue	325,959		322,286		310,014

Non-GAAP adjusted gross profit/margin	$323,575	49.8%	$307,070	48.8%	$292,460	48.5%

	Three Months Ended		Three Months Ended		Three Months Ended
	September 30, 2014 (1)		June 30, 2015		September 30, 2015
Professional Diagnostics Segment

Net product sales and services revenue	$628,012		$598,817		$579,998
Adjustment related to acquired software license contracts	324		200		430

Non-GAAP adjusted net product sales and services revenue	628,336		599,017		580,428

Cost of net revenue	329,013		312,068		292,156
Less adjustments:
Amortization of acquisition-related intangible assets	15,659		13,112		16,133
Stock-based compensation expense	291		287		326
Restructuring charges	5,654		897		523

Non-GAAP adjusted cost of net revenue	307,409		297,772		275,174

Non-GAAP adjusted gross profit/margin	$320,927	51.1%	$301,245	50.3%	$305,254	52.6%

Note:

(1)	Restated to reflect the impact of discontinued operations and the impact of a change in segment reporting

Alere Inc. and Subsidiaries

Reconciliation of Net Income to Non-GAAP EBITDA

(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2015	September 30, 2015

Net Income (1)	$5,501	$234,992
Less: Income from discontinued operations, net of tax	—	216,777

Income from continuing operations	5,501	18,215

Adjustment related to acquired software license contracts	430	877
Income tax provision (benefit)	(18,924)	(10,009)
Depreciation and amortization	86,603	233,825
Interest, net (2)	49,999	154,596
Non-cash stock-based compensation expense	7,317	19,596
Non-cash fair value adjustments to acquisition-related contingent consideration	957	(51,910)
Non-cash write-off of an investment	662	662
Impairment and gain (loss) on dispositions, net	2,074	42,408

Non-GAAP EBITDA	$134,619	$408,260

(1)	Net income for the three months and nine months ended September 30, 2015 includes non-interest related restructuring charges of $2.3 million and $11.4 million, respectively, and $1.9 million and $6.5 million of costs associated with business dispositions, respectively, which have not been added back for purposes of computing non-GAAP EBITDA. The three months and nine months ended September 30, 2015 also includes $0.2 million and $0.3 million, respectively, of acquisition-related costs.
(2)	Includes $3.5 million of expense associated with the extinguishment of debt during the nine months ended September 30, 2015.

Alere Inc. and Subsidiaries

Reconciliation of Net Cash Provided by Operating Activities to Non-GAAP Free Cash Flow

(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2015	September 30, 2015

Net cash provided by operating activities	$104,724	$137,250
Capital expenditures	(20,663)	$(67,947)

Non-GAAP free cash flow	$84,061	$69,303